UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FRE1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-127020-08                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1 Asset-Backed Pass-Through Certificates, Series 2005-FRE1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator, Litton Loan Servicing LP, as Servicer, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FRE1
               Asset Backed Pass-Through Certificates, Series 2005-FRE1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   January 4, 2006

 Exhibit Index

      99.1     Statement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FRE1
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-FRE1
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        274,516,000.00  274,516,000.00   7,207,835.81     947,995.25      8,155,831.06      0.00        0.00      267,308,164.19
AIIF1      96,881,000.00   96,881,000.00   4,836,999.39     433,946.15      5,270,945.54      0.00        0.00       92,044,000.61
AIIF2      80,718,000.00   80,718,000.00           0.00     351,392.36        351,392.36      0.00        0.00       80,718,000.00
AIIF3      20,201,000.00   20,201,000.00           0.00      94,725.86         94,725.86      0.00        0.00       20,201,000.00
AIIF4      21,978,000.00   21,978,000.00           0.00     100,512.72        100,512.72      0.00        0.00       21,978,000.00
AIIV1     105,046,000.00  105,046,000.00   5,244,664.12     350,503.49      5,595,167.61      0.00        0.00       99,801,335.88
AIIV2     119,316,000.00  119,316,000.00           0.00     411,109.91        411,109.91      0.00        0.00      119,316,000.00
AIIV3      13,939,000.00   13,939,000.00           0.00      49,220.16         49,220.16      0.00        0.00       13,939,000.00
M1         32,207,000.00   32,207,000.00           0.00     115,730.49        115,730.49      0.00        0.00       32,207,000.00
M2         31,246,000.00   31,246,000.00           0.00     112,763.34        112,763.34      0.00        0.00       31,246,000.00
M3         22,112,000.00   22,112,000.00           0.00      80,143.72         80,143.72      0.00        0.00       22,112,000.00
M4         17,305,000.00   17,305,000.00           0.00      64,470.74         64,470.74      0.00        0.00       17,305,000.00
M5         16,825,000.00   16,825,000.00           0.00      63,205.92         63,205.92      0.00        0.00       16,825,000.00
M6         14,902,000.00   14,902,000.00           0.00      57,140.89         57,140.89      0.00        0.00       14,902,000.00
M7         15,383,000.00   15,383,000.00           0.00      67,121.16         67,121.16      0.00        0.00       15,383,000.00
M8         11,537,000.00   11,537,000.00           0.00      53,929.07         53,929.07      0.00        0.00       11,537,000.00
M9         12,018,000.00   12,018,000.00           0.00      62,720.61         62,720.61      0.00        0.00       12,018,000.00
M10        15,863,000.00   15,863,000.00           0.00      79,315.00         79,315.00      0.00        0.00       15,863,000.00
M11        12,018,000.00   12,018,000.00           0.00      60,090.00         60,090.00      0.00        0.00       12,018,000.00
P                 100.00          100.00           0.00     166,730.34        166,730.34      0.00        0.00              100.00
R                   0.00            0.00           0.00           0.00              0.00      0.00        0.00                0.00
RX                  0.00            0.00           0.00           0.00              0.00      0.00        0.00                0.00
TOTALS    934,011,100.00  934,011,100.00  17,289,499.32   3,722,767.18     21,012,266.50      0.00        0.00      916,721,600.68
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C         961,410,208.00  961,410,208.00           0.00   1,845,284.47      1,845,284.47      0.00        0.00      944,121,792.09
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1        46626LBU3   1,000.00000000  26.25652352         3.45333332        29.70985684        973.74347648   A1       4.440000 %
AIIF1     46626LBV1   1,000.00000000  49.92722402         4.47916671        54.40639073        950.07277598   AIIF1    5.375000 %
AIIF2     46626LBW9   1,000.00000000   0.00000000         4.35333333         4.35333333      1,000.00000000   AIIF2    5.224000 %
AIIF3     46626LBX7   1,000.00000000   0.00000000         4.68916687         4.68916687      1,000.00000000   AIIF3    5.627000 %
AIIF4     46626LBY5   1,000.00000000   0.00000000         4.57333333         4.57333333      1,000.00000000   AIIF4    5.488000 %
AIIV1     46626LBZ2   1,000.00000000  49.92730918         3.33666670        53.26397588        950.07269082   AIIV1    4.290000 %
AIIV2     46626LCA6   1,000.00000000   0.00000000         3.44555558         3.44555558      1,000.00000000   AIIV2    4.430000 %
AIIV3     46626LCB4   1,000.00000000   0.00000000         3.53111127         3.53111127      1,000.00000000   AIIV3    4.540000 %
M1        46626LCC2   1,000.00000000   0.00000000         3.59333344         3.59333344      1,000.00000000   M1       4.620000 %
M2        46626LCD0   1,000.00000000   0.00000000         3.60888882         3.60888882      1,000.00000000   M2       4.640000 %
M3        46626LCE8   1,000.00000000   0.00000000         3.62444465         3.62444465      1,000.00000000   M3       4.660000 %
M4        46626LCF5   1,000.00000000   0.00000000         3.72555562         3.72555562      1,000.00000000   M4       4.790000 %
M5        46626LCG3   1,000.00000000   0.00000000         3.75666686         3.75666686      1,000.00000000   M5       4.830000 %
M6        46626LCH1   1,000.00000000   0.00000000         3.83444437         3.83444437      1,000.00000000   M6       4.930000 %
M7        46626LCJ7   1,000.00000000   0.00000000         4.36333355         4.36333355      1,000.00000000   M7       5.610000 %
M8        46626LCK4   1,000.00000000   0.00000000         4.67444483         4.67444483      1,000.00000000   M8       6.010000 %
M9        46626LCL2   1,000.00000000   0.00000000         5.21888917         5.21888917      1,000.00000000   M9       6.710000 %
M10       46626LCM0   1,000.00000000   0.00000000         5.00000000         5.00000000      1,000.00000000   M10      6.000000 %
M11       46626LCN8   1,000.00000000   0.00000000         5.00000000         5.00000000      1,000.00000000   M11      6.000000 %
P         46626LEC0   1,000.00000000   0.00000000 1,667,303.40000000 1,667,303.40000000      1,000.00000000   P        0.000000 %
TOTALS                1,000.00000000  18.51102125         3.98578473        22.49680598        981.48897875

-----------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C         46626LEB2   1,000.00000000   0.00000000         1.91935186         1.91935186        982.01764890   C        0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                              Scheduled Principal Payments (Total)                                                562,073.83
                                                                         Group 1                                  218,616.98
                                                                         Group 2                                  343,456.85

                              Principal Prepayments (Total)                                                       16,222,989.57
                                                                         Group 1                                  6,974,374.49
                                                                         Group 2                                  9,248,615.08

                              Curtailments (Total)                                                                472,845.80
                                                                         Group 1                                  5,545.10
                                                                         Group 2                                  467,300.70

                              Curtailment Interest Adjustments (Total)                                            0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                              Repurchase Principal (Total)                                                        0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                              Substitution Amounts (Total)                                                        0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                              Net Liquidation Proceeds (Total)                                                    0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                              Other Principal Adjustments (Total)                                                 30,506.70
                                                                         Group 1                                  8,847.57
                                                                         Group 2                                  21,659.13
Interest Funds:

                              Gross Interest                                                                      5,825,053.30
                                                                         Group 1                                  2,183,197.93
                                                                         Group 2                                  3,641,855.37

                              Servicing Fees                                                                      395,438.98
                                                                         Group 1                                  147,819.86
                                                                         Group 2                                  247,619.12

                              Trustee Fees                                                                        4,005.83
                                                                         Group 1                                  1,501.03
                                                                         Group 2                                  2,504.80

                              Custodian Fee                                                                       1,602.35
                                                                         Group 1                                  600.43
                                                                         Group 2                                  1,001.92

                              Interest Adjustments                                                                21,601.45

Prepayment Penalties:
                              Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected       24
                                                                         Group 1                                      13
                                                                         Group 2                                      11

                              Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected      5,426,407.64
                                                                         Group 1                                      2,398,463.12
                                                                         Group 2                                      3,027,944.52

                              Amount of Prepayment Penalties Collected                                                166,730.34
                                                                         Group 1                                      75,918.06
                                                                         Group 2                                      90,812.28
Available Remitance Amount                                                                                            22,712,422.04

                              Principal Remittance Amount (Total)                                                     17,288,415.90
                                                                         Group 1                                      7,207,384.14
                                                                         Group 2                                      10,081,031.76

                              Interest Remittance Amount (Total)                                                      5,424,006.14
                                                                         Group 1                                      2,033,276.61
                                                                         Group 2                                      3,390,729.53
Pool Detail:
                              Beginning Number of Loans Outstanding                                                   4,597
                                                                         Group 1                                      2,280
                                                                         Group 2                                      2,317

                              Ending Number of Loans Outstanding                                                      4,525
                                                                         Group 1                                      2,240
                                                                         Group 2                                      2,285

                              Beginning Aggregate Loan Balance                                                        961,410,207.50
                                                                         Group 1                                      360,256,563.56
                                                                         Group 2                                      601,153,643.94

                              Ending Aggregate Loan Balance                                                           944,121,791.59
                                                                         Group 1                                      353,049,179.42
                                                                         Group 2                                      591,072,612.17

                              Current Advances                                                                        0.00
                                                                         Group 1                                      0.00
                                                                         Group 2                                      0.00

                              Aggregate Advances                                                                      0.00
                                                                         Group 1                                      0.00
                                                                         Group 2                                      0.00

                              Weighted Average Remaning Term To Maturity                                              355.63
                                                                         Group 1                                      355.00
                                                                         Group 2                                      356.00

                              Weighted Average Net Mortgage Rate                                                      6.77006%
                                                                         Group 1                                      6.77276%
                                                                         Group 2                                      6.76845%

                                 Delinquent Mortgage Loans
                                 Group  1
                                 Category                     Number                       Principal Balance     Percentage
                                 1 Month                                36                      5,136,961.15     1.46 %
                                 2 Month                                13                      2,127,519.96     0.60 %
                                 3 Month                                 0                              0.00     0.00 %
                                 Total                                  49                      7,264,481.11     2.06 %

                                 Delinquent Mortgage Loans
                                 Group  2
                                 Category                     Number                       Principal Balance     Percentage
                                 1 Month                                44                     11,899,707.53     2.01 %
                                 2 Month                                25                      6,326,962.63     1.07 %
                                 3 Month                                 0                              0.00     0.00 %
                                 Total                                  69                     18,226,670.16     3.08 %

                                    * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                   Bankruptcies
                                   Group                     Number of          Principal Balance       Percentage
                                   Number                    Loans

                                         1                             0                    0.00               0.00%
                                         2                             0                    0.00               0.00%
                                   Total                               0                    0.00               0.00%

                                         Group 1 Bankruptcy Reporting:
                              Number of Bankruptcy Loans that are Current                                    0
                              Principal Balance of Bankruptcy Loans that are Current                         0.00
                              Number of Bankruptcy Loans that are 1 Month Delinquent                         0
                              Principal Balance of Bankruptcy Loans that are 1 Month Delinquent              0.00
                              Number of Bankruptcy Loans that are 2 Months Delinquent                        0


                              Principal Balance of Bankruptcy Loans that are 2 Months Delinquent             0.00
                              Number of Bankruptcy Loans that are 3+ Months Delinquent                       0
                              Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent            0.00
                              Total Number of Bankruptcy Loans                                               0
                              Total Principal Balance of Bankruptcy Loans                                    0.00

                                       Group 2 Bankruptcy Reporting:
                              Number of Bankruptcy Loans that are Current                                    0
                              Principal Balance of Bankruptcy Loans that are Current                         0.00
                              Number of Bankruptcy Loans that are 1 Month Delinquent                         0
                              Principal Balance of Bankruptcy Loans that are 1 Month Delinquent              0.00
                              Number of Bankruptcy Loans that are 2 Months Delinquent                        0
                              Principal Balance of Bankruptcy Loans that are 2 Months Delinquent             0.00
                              Number of Bankruptcy Loans that are 3+ Months Delinquent                       0
                              Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent            0.00
                              Total Number of Bankruptcy Loans                                               0
                              Total Principal Balance of Bankruptcy Loans                                    0.00

                                           Foreclosures
                                           Group          Number of              Principal Balance        Percentage
                                           Number         Loans

                                                 1                  0                        0.00                 0.00%
                                                 2                  0                        0.00                 0.00%
                                           Total                    0                        0.00                 0.00%

                                     Group 1 Foreclosure Reporting:
                              Number of Foreclosure Loans that are Current                                     0
                              Principal Balance of Foreclosure Loans that are Current                          0.00
                              Number of Foreclosure Loans that are 1 Month Delinquent                          0
                              Principal Balance of Foreclosure Loans that are 1 Month Delinquent               0.00

                              Number of Foreclosure Loans that are 2 Months Delinquent                         0
                              Principal Balance of Foreclosure Loans that are 2 Months Delinquent              0.00
                              Number of Foreclosure Loans that are 3+ Months Delinquent                        0
                              Principal Balance of Foreclosure Loans that are 3+ Months Delinquent             0.00
                              Total Number of Foreclosure Loans                                                0
                              Total Principal Balance of Foreclosure Loans                                     0.00

                                     Group 2 Foreclosure Reporting:
                              Number of Foreclosure Loans that are Current                                     0
                              Principal Balance of Foreclosure Loans that are Current                          0.00
                              Number of Foreclosure Loans that are 1 Month Delinquent                          0
                              Principal Balance of Foreclosure Loans that are 1 Month Delinquent               0.00
                              Number of Foreclosure Loans that are 2 Months Delinquent                         0
                              Principal Balance of Foreclosure Loans that are 2 Months Delinquent              0.00
                              Number of Foreclosure Loans that are 3+ Months Delinquent                        0
                              Principal Balance of Foreclosure Loans that are 3+ Months Delinquent             0.00
                              Total Number of Foreclosure Loans                                                0
                              Total Principal Balance of Foreclosure Loans                                     0.00

                                           REO Properties
                                           Group              Number of          Principal Balance     Percentage
                                           Number             Loans

                                                 1                      0                    0.00             0.00%
                                                 2                      0                    0.00             0.00%
                                           Total                        0                    0.00             0.00%

                                      Group 1 REO Reporting:
                              Number of REO Loans that are Current                                              0
                              Principal Balance of REO Loans that are Current                                   0.00
                              Number of REO Loans that are 1 Month Delinquent                                   0

                              Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                              Number of REO Loans that are 2 Months Delinquent                                  0
                              Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                              Number of REO Loans that are 3+ Months Delinquent                                 0
                              Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                              Total Number of REO Loans                                                         0
                              Total Principal Balance of REO Loans                                              0.00

                                        Group 2 REO Reporting:
                              Number of REO Loans that are Current                                              0
                              Principal Balance of REO Loans that are Current                                   0.00
                              Number of REO Loans that are 1 Month Delinquent                                   0
                              Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                              Number of REO Loans that are 2 Months Delinquent                                  0
                              Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                              Number of REO Loans that are 3+ Months Delinquent                                 0
                              Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                              Total Number of REO Loans                                                         0
                              Total Principal Balance of REO Loans                                              0.00

                                   Loan Level REO - Schedule
                                   Group                     Loan Number       REO Date               Schedule Principal
                                   Number                                                             Balance

                                                                                                       0.00
                                    Principal Payoffs by Group occured in this Distribution
                                    Group             Number of             Principal Balance      Percentage
                                    Number            Loans
                                          1               40               6,974,374.49              1.98%
                                          2               32               9,248,615.08              1.56%
                                       Total              72              16,222,989.57              1.72%

                              Realized Loss by Group
                              Group Number Current Loss  Cumulative Loss   Ending Balance          Balance of        Net Liquidation
                                                                                                   Liquidated Loans  Proceeds

                              1                    0.00         0.00          353,049,179.42               0.00           0.00
                              2                    0.00         0.00          591,072,612.17               0.00           0.00
                             Total                 0.00         0.00          944,121,791.59               0.00           0.00
Loss Detail:

                              Current Realized Losses- Reduced by Recoveries                                  0.00
                                                                         Group 1                              0.00
                                                                         Group 2                              0.00

                              Cumulative Realized Losses - Reduced by Recoveries                              0.00
                                                                         Group 1                              0.00
                                                                         Group 2                              0.00

                              Current Applied Losses                                                          0.00
                              Cumulative Applied Losses                                                       0.00

Trigger Event                                                                                                 NO
                              TEST I - Trigger Event Occurrence                                               NO
                              (Is Delinquency Percentage > 29% of of Senior Enhancement Percetage ?)
                              Delinquency Percentage                                                          0.89549%
                              29% of of Senior Enhancement Percetage                                          7.02837%
                              OR
                              TEST II - Trigger Event Occurrence                                                 NO
                              (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                              Cumulative Realized Losses as % of Original Loan Bal                              0.00000%
                              Required Cumulative Loss %                                                        0.00000%
O/C Reporting
                              Targeted Overcollateralization Amount                                             27,400,190.91
                              Ending Overcollateralization Amount                                               27,400,190.90
                              Ending Overcollateralization Deficiency                                           0.01
                              Overcollateralization Release Amount                                              0.00
                              Monthly Excess Interest                                                           1,867,969.33
                              Payment to Class C                                                                1,845,284.47

Certificate Interest Shortfall Detail:
                              Interest Carryforward Amount Paid This Period                                         0.00
                                                                         Class A1                                   0.00
                                                                         Class AIIF1                                0.00
                                                                         Class AIIF2                                0.00
                                                                         Class AIIF3                                0.00
                                                                         Class AIIF4                                0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00

                              Interest Carryforward Amount Occured This Period                                      0.00
                                                                         Class A1                                   0.00
                                                                         Class AIIF1                                0.00
                                                                         Class AIIF2                                0.00
                                                                         Class AIIF3                                0.00
                                                                         Class AIIF4                                0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00

                              Remaining Interest Carryforward Amount
                                                                         Class A1                                   0.00
                                                                         Class AIIF1                                0.00
                                                                         Class AIIF2                                0.00
                                                                         Class AIIF3                                0.00
                                                                         Class AIIF4                                0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                    0.00

Basis Risk Reserve Fund Account:
                              Beginning Balance                                                                     1,000.00
                              Additions to the Basis Risk Reserve Fund                                              0.00
                              Divident Earnings on the Basis Risk Reserve Fund                                      0.00
                              Withdrawals from the Basis Risk Reserve Fund                                          0.00
                              Ending Balance                                                                        1,000.00

Basis Risk Reserve Carryover:
                              Interest Carryover Amount Occured This Period
                                                                         Class A1                                   0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00

                              Interest Carryover Amount Paid This Period
                                                                         Class A1                                   0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00

                              Remaining Interest Carryover Amount
                                                                         Class A1                                   0.00
                                                                         Class AIIV1                                0.00
                                                                         Class AIIV2                                0.00
                                                                         Class AIIV3                                0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
Non-Supported Interest Shortfall:

                              Total Prepayment Interest Shortfall occured this distribution                         0.00

                              Prepayment Interest Shortfall Allocated to Class A1                                   0.00
                              Prepayment Interest Shortfall Allocated to Class AIIF1                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIF2                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIF3                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIF4                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIV1                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIV2                                0.00
                              Prepayment Interest Shortfall Allocated to Class AIIV3                                0.00
                              Prepayment Interest Shortfall Allocated to Class M1                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M2                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M3                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M4                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M5                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M6                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M7                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M8                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M9                                   0.00
                              Prepayment Interest Shortfall Allocated to Class M10                                  0.00
                              Prepayment Interest Shortfall Allocated to Class M11                                  0.00
                              Prepayment Interest Shortfall Allocated to Class C                                    0.00

                              Total Relief Act Interest Shortfall occured this distribution                         0.00

                              Relief Act Interest Shortfall Allocated to Class A1                                   0.00
                              Relief Act Interest Shortfall Allocated to Class AIIF1                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIF2                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIF3                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIF4                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIV1                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIV2                                0.00
                              Relief Act Interest Shortfall Allocated to Class AIIV3                                0.00
                              Relief Act Interest Shortfall Allocated to Class M1                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M2                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M3                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M4                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M5                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M6                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M7                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M8                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M9                                   0.00
                              Relief Act Interest Shortfall Allocated to Class M10                                  0.00
                              Relief Act Interest Shortfall Allocated to Class M11                                  0.00
                              Relief Act Interest Shortfall Allocated to Class C                                    0.00

Available Net Funds Cap to Libor Certificates                                                                       7.253639

One-Month LIBOR for Such Distribution Date                                                                          4.210000

LIBOR Rate Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                              Class A1                                                                              4.440000
                              Class AIIV1                                                                           4.290000
                              Class AIIV2                                                                           4.430000
                              Class AIIV3                                                                           4.540000
                              Class M1                                                                              4.620000
                              Class M2                                                                              4.640000
                              Class M3                                                                              4.660000
                              Class M4                                                                              4.790000
                              Class M5                                                                              4.830000
                              Class M6                                                                              4.930000
                              Class M7                                                                              5.610000
                              Class M8                                                                              6.010000
                              Class M9                                                                              6.710000

Fixed Rate Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                              Class AIIF1                                                                           5.375000
                              Class AIIF2                                                                           5.224000
                              Class AIIF3                                                                           5.627000
                              Class AIIF4                                                                           5.488000
                              Class M10                                                                             6.000000
                              Class M11                                                                             6.000000

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
                              Deferred Amount Paid This Period                                                      0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M-8                                  0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00

                              Deferred Amount Occured This Period                                                   0.00
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00

                              Remaining Deferred Amount
                                                                         Class M1                                   0.00
                                                                         Class M2                                   0.00
                                                                         Class M3                                   0.00
                                                                         Class M4                                   0.00
                                                                         Class M5                                   0.00
                                                                         Class M6                                   0.00
                                                                         Class M7                                   0.00
                                                                         Class M8                                   0.00
                                                                         Class M9                                   0.00
                                                                         Class M10                                  0.00
                                                                         Class M11                                  0.00
Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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